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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Lowder, W. Flake Oakley, IV, and Sarah H. Moore, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign any reports or other filings which may be required to be filed with the Securities and Exchange Commission on behalf of The Colonial BancGroup, Inc. (the "Registrant"), in relation to the registration of common stock for issuance under The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan (the "LTIP"); to sign any registration statement of the Registrant on Form S-8 or other appropriate form and any amendments thereto for the purpose of registering under the Securities Act of 1933, as amended, shares to be issued in connection with the LTIP; to file such other reports or other filings, such registration statements and amendments thereto, with all exhibits thereto, and any documents in connection therewith with the Securities and Exchange Commission; and to file such notices, reports or registration statements (and amendments thereto) with any such securities authority of any state which may be necessary to register or qualify for an exemption from registration any securities issued by BancGroup in such states in relation to the LTIP, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite to be done in connection with the administration of the Plan as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.


          Done this 18th day of April, 2001, in Montgomery, Alabama.




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/s/ Robert E. Lowder                                 Chairman of the Board
--------------------------------
Robert E. Lowder                                     and Chief Executive
                                                     Officer

/s/ Lewis E. Beville                                 Director
--------------------------------
Lewis E. Beville


/s/ William Britton                                  Director
--------------------------------
William Britton


/s/ Jerry J. Chesser                                 Director
--------------------------------
Jerry J. Chesser


/s/ Augustus K. Clements, III                        Director
--------------------------------
Augustus K. Clements, III


                                                     Director
--------------------------------
Robert S. Craft


/s/ Patrick F. Dye                                   Director
--------------------------------
Patrick F. Dye


/s/ Clinton O. Holdbrooks                            Director
--------------------------------
Clinton O. Holdbrooks


/s/ Harold D. King                                   Director
--------------------------------
Harold D. King


/s/  John Ed Mathison                                Director
--------------------------------
John Ed Mathison


/s/ Milton E.  McGregor                              Director
--------------------------------
Milton E.  McGregor


                                       2
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/s/ John C. H. Miller, Jr.                                   Director
--------------------------------
John C. H. Miller, Jr.


/s/ Joe D. Mussafer                                          Director
--------------------------------
Joe D. Mussafer


/s/ William E. Powell, III                                   Director
--------------------------------
William E. Powell, III


/s/ James W. Rane                                            Director
--------------------------------
James W. Rane


/s/ Frances E. Roper                                         Director
--------------------------------
Frances E. Roper


/s/ Simuel Sippial                                           Director
--------------------------------
Simuel Sippial


/s/ Edward V. Welch                                          Director
--------------------------------
Edward V. Welch



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